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                                                                   EXHIBIT 10.18

                              PURCHASE AGREEMENT
                              ------------------

     PURCHASE AGREEMENT (this "Agreement"), dated as of April 1, 1999, between Cendant Operations, Inc., a Delaware corporation ("Cendant"). NRT Incorporated,
                                                   -------
a Delaware corporation ("Purchaser") and Apollo Investment Fund III, L.P.,
                         ---------
Apollo Overseas Partners III, L.P. and Apollo U.K. Partners III, L.P. (the "Apollo Entities" and together with Cendant, the "Sellers").
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                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the parties hereto desire that Purchaser purchase from Sellers certain stock of Purchaser owned by Sellers.

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

                          SALE AND PURCHASE OF STOCK
                          --------------------------


     Section 1.1    Sale and Purchase of Stock.  On the terms set forth herein,
                    --------------------------
Cendant hereby agrees to sell, assign, transfer and deliver to Purchaser, and Purchaser hereby agrees to purchase from Cendant (the "Cendant Sale") all of
                                                       ------------
Cendant's right, title and interest in and to 725.4 shares of Purchaser's Series B Preferred Stock (the "Cendant Shares"). On the terms set forth herein, the
                        --------------
Apollo Entities hereby agree to sell, assign, transfer and deliver to Purchaser, and Purchaser hereby agrees to purchase from the Apollo Entities (the "Apollo
                                                                       ------
Sale"), all of the Apollo Entities' right, title and interest in and to an
----
aggregate of 306,440 shares of Purchaser's common stock (the "Apollo Shares").
                                                              -------------

     Section 1.2    Purchase Price.  The purchase price for the Cendant Shares
                    ---------------
shall be $10,725,400 (the "Cendant Purchaser Price"). The purchase price for
                           -----------------------
the Apollo Shares shall be $10,725,400 (the "Apollo Purchase Price").
                                             ---------------------

     Section 1.3    Accrued Dividends.  Upon payment of the Cendant Purchase
                    -----------------
Price, Purchaser shall pay to Cendant an amount equal to (i) all accrued and unpaid dividends on the Cendant Shares plus (ii) 725.4 multiplied by the amount by which the liquidation preference of each Cendant Share exceeds $1,000 (the "Cendant Accrued Dividends").
 -------------------------

     Section 1.4    Certificate of Designation.  The parties agree that the
                    --------------------------
certificate of designation for the Series B Preferred Stock shall be amended prior to Purchaser's initial public offering so that the number of shares into which such stock is convertible shall be adjusted to take into account the repurchase of shares hereunder, in order to reflect the financial model provided to the Executive Committee of Purchaser's Board of Directors, subject to any prior stock splits.

     Section 1.5    Closing; Delivery and Payment.
                    -----------------------------

     (a)  The closing of the Apollo Sale (the "Apollo Closing") shall take place
                                               --------------
at the offices of NRT Incorporated, 6 Sylvan Way, Parsippany, New Jersey, at 10:00 A.M., New York

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City time, on a date as soon as practicable after Purchaser amends and restates its credit agreement. The date on which the Apollo Closing occurs is called the "Apollo Closing Date." The closing of the Cendant Sale (the "Cendant Closing")
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shall take place at the offices of NRT Incorporated, 6 Sylvan Way, Parsippany,
New Jersey, at 10:00 A.M., New York City time, on a date mutually agreed by the parties, which date shall be no earlier than completion of Purchaser's initial public offering of common stock and no later than a date ten business days from completion of Purchaser's initial public offering of common stock. The date on which the Cendant Closing occurs is called the "Cendant Closing Date."
                                                --------------------

     (b) At the Apollo Closing, (i) Purchaser shall deliver to the Apollo Entities the Apollo Purchase Price in immediately available funds by wire transfer to an account at a United States bank designated in writing by the Apollo Entities and (ii) the Apollo Entities shall deliver to Purchaser (A) the Apollo Shares, (B) duly executed stock powers with respect to the Apollo Shares and (C) such other instruments and documents required to effect the transfer of the Apollo Shares. At the Cendant Closing, (i) Purchaser shall deliver to Cendant the Cendant Purchase Price and the Cendant Accrued Dividends in immediately available funds by wire transfer to an account at a United States bank designated in writing by Cendant and (ii) Cendant shall deliver to Purchase
(A) the Cendant Shares, (B) duly executed stock powers with respect to the Cendant Shares and (C) such other instruments and documents required to effect the transfer of the Cendant Shares.


                                  ARTICLE II
                                  ----------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Section 2.1    Authority; Binding Effect. Each party hereto hereby
                    -------------------------
represents and warrants to each other party hereto as follows: Such party has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by such party and the consummation by each such party of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of such party and no other corporate proceedings on the part of such party is necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such party and, assuming due execution and delivery by each other party hereto, constitutes a valid and binding obligation of such party enforceable against such party in accordance with its terms.

     Section 2.2    Title to Shares.  Cendant hereby represents and warrants to
                    ---------------
Purchaser as follows: Cendant owns, and on the Cendant Closing Date, will own, the Cendant Shares beneficially and of record, free and clear of all liens. The Apollo Entities hereby represent and warrant to Purchaser as follows: The Apollo Entities own, and on the Apollo Closing Date, will own, the Apollo Shares beneficially and of record, free and clear of all liens.

                                  ARTICLE III
                                  -----------

                                 MISCELLANEOUS
                                 -------------

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     Section 3.1  Amendment; Waiver. Any provision of this Agreement may be
                  -----------------
amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each of the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     Section 3.2  Assignment. No party to this Agreement may assign any of its
                  ----------
rights or obligations under this Agreement without the prior written consent of the other party hereto except that either party may without such consent assign this Agreement to one or more wholly-owned subsidiaries; provided, that no such
                                                         --------
assignment shall relieve such party of any of its obligations hereunder.

     Section 3.3  Entire Agreement. This Agreement contains the entire agreement
                  ----------------
between the parties hereto with respect to this subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, except for any written agreement of the parties that expressly provides that it is not superseded by this Agreement.

     Section 3.4  Fulfillment of Obligations. Any obligation of any party to any
                  --------------------------
other party under this Agreement, which obligation is performed, satisfied or fulfilled by an affiliate of such party, shall be deemed to have been performed, satisfied or fulfilled by such party.

     Section 3.5  Parties in Interest. This Agreement shall inure to the benefit
                  -------------------
of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any person other than Purchaser, Sellers, or their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

     Section 3.6  Further Assurances. From and after the Closing Date, Sellers
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and Purchaser shall promptly execute, acknowledge and deliver any other assurances or documents reasonably requested by the other party to effect the transaction contemplated hereby.

     Section 3.7  Governing Law; Jurisdiction; Service of Process. This
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Agreement shall be governed by the laws of the State of Delaware, its rules of conflict of laws notwithstanding. The parties hereby agree and consent to be subject to the non-exclusive jurisdiction of the courts of the State of Delaware in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby.

     Section 3.8  Counterparts. This Agreement may be executed in one or more
                  ------------
counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement.

     Section 3.9  Headings. The heading references herein are for convenience
                  --------
purposes only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

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     IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed as of the date first written above.

                                   CENDANT OPERATIONS, INC.,

                                   By:
                                      ------------------------------------
                                       Name:
                                       Title:

                                   NRT INCORPORATED

                                   By: ___________________________________
                                        Name:
                                        Title:

                                   APOLLO INVESTMENT FUND III, L.P.

                                   By:  APOLLO ADVISORS II, L.P.
                                        ----------------------------------
                                        its General Partner


                                   By:  APOLLO CAPITAL MANAGEMENT II, INC.
                                        ----------------------------------


                                   By: ___________________________________
                                        Name:
                                        Title:


                                   APOLLO OVERSEAS PARTNERS III, L.P.


                                   By:  APOLLO ADVISORS II, L.P.
                                        -----------------------------------
                                        its General Partner

                                   By:  APOLLO CAPITAL MANAGEMENT II, INC.
                                        -----------------------------------

                                   By: ____________________________________
                                        Name:
                                        Title:

                                   APOLLO U.K. PARTNERS III, L.P.


                                   By:  APOLLO ADVISORS II, L.P.
                                        -----------------------------------
                                        its General Partner


                                   By:  APOLLO CAPITAL MANAGEMENT II, INC.
                                        -----------------------------------


                                   By: ___________________________________
                                        Name:
                                        Title:

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